UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23096

Legg Mason ETF Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: March 31

Date of reporting period: March 31, 2022

The Registrant is filing this amendment to its Form N-CSR for the period ended March 31, 2022, originally filed with the Securities and Exchange Commission on June 2, 2022 (Accession Number 0001193125-22-165668), for the purpose of refiling certifications required by Item 13(a)(2) to clarify that they relate to the period covered by the report. Except as set forth above, no other changes have been made to the Form N-CSR, and this amended filing does not amend, update or change any other items or disclosure found in the Form N-CSR.

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	March 31, 2022

ROYCE QUANT

SMALL-CAP QUALITY

VALUE ETF

SQLV

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to achieve long-term growth of capital.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Royce Quant Small-Cap Quality Value ETF (the “Fund”) (formerly the Fund was known as Legg Mason Small-Cap Quality Value ETF) for a shortened reporting period ended March 31, 2022. The shortened reporting period is the result of a recent change to the Fund’s fiscal year end from July 31st to March 31st that was proposed by the Fund’s manager, Legg Mason Partners Fund Advisor, LLC, and approved by the Fund’s Board of Trustees. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special Shareholder Notice

The Fund’s Board of Trustees recently approved changes to the Fund’s name, investment objective and principal investment strategies, including its 80% investment policy, to reflect the Fund’s new investment approach as an actively managed portfolio. On May 10, 2022, these changes became effective and are described in more detail in the “Fund overview” section on page 1.

II	Royce Quant Small-Cap Quality Value ETF

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton. Here you can gain immediate access to market and investment information, including:

•	Fund net asset value and market price,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Patrick O’Connor

President and Chief Executive Officer - Investment Management President

April 29, 2022

Royce Quant Small-Cap Quality Value ETF	III

Fund overview

Q. What is the Fund’s investment strategy?

A. Royce Quant Small-Cap Quality ETF primarily invests in equity securities of small-capitalization companies that are traded in the United States and meet certain criteria using a proprietary methodology created by the Fund’s subadviser, Royce & Associates, LP (Royce & Associates, LP primarily conducts its business under the name Royce Investment Partners (“Royce” or the “subadviser”)). Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities of small-capitalization companies or other instruments with similar characteristics. Small-capitalization companies are U.S.-headquartered companies listed on U.S. exchanges with market capitalizations that are between the 1001st and 3000th largest companies based on descending market capitalization at the time of investment. As of March 31, 2022, the universe was comprised of companies with capitalizations ranging from $200 million to $4.7 billion.

Royce uses a quantitative investment process that seeks to identify stocks with lower than average valuation, higher than average profitability, and higher than average debt coverage (i.e., available cash flow to pay current debt obligations) as compared with other stocks included in the investment universe while maintaining a comparable risk profile. The Fund’s investment universe includes common stocks of U.S.-headquartered companies listed on U.S. exchanges, and excludes royalty companies, American depositary receipts and global depositary receipts, master limited partnerships, stocks with a share price less than or equal to $1.00 at the time of purchase, and stocks deemed by Royce to have insufficient trading volume. The universe is then refined to include stocks with market capitalizations that are between the 1001st and 3000th largest companies based on descending market capitalization at the time of investment. From that universe, real estate investment trusts are excluded.

From the universe of eligible companies, Royce selects securities using its proprietary, rules-based multi-factor scoring system, with all factors described herein measured and determined by Royce, in an effort to identify companies which combine favorable attributes of quality and value, as defined by Royce, compared with companies within the same market sector. Royce ranks the securities in the investment universe within each sector according to the quality and value factors, which yields a model score that determines the securities that are selected for inclusion in the Fund’s portfolio. Sector allocations are determined by the number of companies in each sector. For quality factors, Royce focuses on a company’s profitability (as measured by return on invested capital), the historic stability of its profitability (as measured by variance of return on assets), and debt coverage (as measured by cash flow relative to debt). The debt coverage ratio is used in an attempt to limit the Fund’s exposure to companies that Royce believes may have higher financial risk. For value factors, Royce focuses on the free cash flow of a company (i.e., net cash from operating activities minus capital expenditures) compared to its enterprise value. Enterprise value is determined by adding the company’s outstanding debt (including preferred stock

Royce Quant Small-Cap Quality Value ETF 2022 Annual Report	1

Fund overview (cont’d)

and minority interests) to the company’s market capitalization and then subtracting cash and cash equivalents from the total value.

After the securities are scored by quality and value factors, each security’s momentum score, which is based on the price performance over the most recent 30 days, is used to determine the timing of when the security may be bought or sold for the Fund (i.e., the momentum score is used by Royce to try to determine the opportune time to buy or sell). For example, if a security selected for inclusion in the Fund’s portfolio according to the quality and value factors has exhibited high momentum, Royce may temporarily delay purchasing such security. Conversely, if a security selected for removal from the Fund’s portfolio according to the quality and value factors has exhibited high momentum, Royce will typically sell such security as soon as is practicable.

Position weights of securities within the Fund’s portfolio are determined by Royce by calculating a composite score based on company fundamentals that include book value, revenue, free cash flow, and dividends paid. By using fundamental factors to weight stocks rather than market capitalization, Royce seeks to have lower exposure to overvalued companies while still maintaining broad diversification within the Fund’s portfolio. Royce generally seeks to limit the weight of individual securities in the Fund’s portfolio to no more than 3% of its net assets and to limit sector exposures within the portfolio to no more than 25% of its net assets, each measured at time of investment. Although the Fund primarily invests in equity securities of small-capitalization companies, the Fund may continue to hold or, in some cases, build positions in companies with higher market capitalizations.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The reporting period from August 1, 2021 through March 31, 2022 consisted of a mostly flat performance period for U.S. small-caps before a steep correction followed their most recent peak on November 8, 2021. The result was a challenging time in which the Russell 2000 Indexi was down 20.75% from its November high through its calendar year-to-date low on January 27, 2022. For the eight-month reporting period ended March 31, 2022, the Russell 2000 Index fell 6.28% while the Russell 1000 Indexii was up 2.24%. The degree to which mega-cap stocks continued to dominate large-cap performance could be seen in the 5.57% advance for the Russell Top 50 Indexiii over the same period. Bigger was definitely better over these eight months, particularly when one also sees that the Russell Microcap Indexiv was down -9.54% over the same period. The best news for small-cap investors, then, continued to generally come from value stocks. The Russell 2000 Value Indexv increased 2.48% for the reporting period while the Russell 2000 Growth Indexvi fell -14.44%.

Within the Russell 2000 Index, results at the sector level were dominated by the health care sector, which made an outsized negative impact on performance for the eight-month reporting period. Consumer discretionary, information technology, and communication services sectors followed. Conversely, the energy sector made by far the biggest positive contribution to results for the small-cap index, followed by very modest contributions from

2	Royce Quant Small-Cap Quality Value ETF 2022 Annual Report

utilities, real estate, and industrials sectors. The three industries that detracted most were biotechnology (health care sector), software (information technology sector), and specialty retail (consumer discretionary sector). Two industries in the energy sector were the first and third top contributing industries for the reporting period: oil, gas & consumable fuels and energy equipment & services. This pair flanked banks (financials sector), which was the second top contributor at the industry level for the eight-month reporting period.

The period began on a contrary note as most of the major domestic and non-U.S. indexes had low single-digit positive returns in August before falling into negative territory during September. The Russell 2000 Index, for example, advanced 2.24% in August and declined 2.95% in September while the Russell 1000 Index gained 2.89% in August before falling 4.59% in September. Within small-cap equity universe, it was notable that the Russell 2000 Value Index both gained more in August (+2.68% versus +1.82%) and lost less in September (-2.00% versus -3.83%) compared to the Russell 2000 Growth Index. U.S. equity performance for these two months extended a reversal in market cap leadership that first saw large-caps outperform small-caps in the second quarter of 2021. The Russell 2000 Index gained 4.29% in the second quarter while the Russell 1000 Index gained 8.54% and reached a new all-time high, as did the S&P 500 Indexvii (+8.55%) and the Nasdaq Composite Indexviii (+9.68%). This which was somewhat unsurprising in light of how far ahead small-caps had advanced over the previous twelve months. Throughout the summer months (and extending into 2022), the market’s perceived preference for large-cap stocks appeared to be driven by increased risk aversion and related anxiety about an economic slowdown as measures of economic growth did in fact decline from their more robust pace in the first half of the calendar year.

A spirited rally over the last two weeks of December helped the Russell 2000 Index stave off a negative result for the fourth quarter of 2021 as the small-cap index finished the quarter with a gain of 2.14%. However, small-caps also continued to lag their large-cap siblings for the quarter, as the Russell 1000 Index gained 9.78% for the fourth quarter of 2021, much of its strength coming from mega-cap stocks. Indeed, the fourth quarter of 2021 resembled earlier periods in the year in that returns were once again better the higher up the capitalization scale you traveled, with the Russell Top 50 Index at the apex, advancing 12.14% while the Russell Microcap Index fell 2.66% for the quarter. So while calendar 2021 began with considerable optimism for both absolute and relative small-cap performance—the Russell 2000 Index hit a new high in March 2021 and gained 12.70% in the first quarter of 2021, more than doubling the Russell 1000 Index’s 5.91% gain—the rest of the calendar year was comparably underwhelming.

This pattern shifted in early November 2021, accelerating into a sharp decline to start the new year. The first quarter of 2022 saw significant geopolitical tumult, in addition to the ongoing challenges of inflation, supply chains, and a meaningful the Federal Reserve Board pivot. Amid these developments, the small-cap Russell 2000 Index entered a classic bear market—that is, a decline of 20% or more—during the first quarter of 2022. Interestingly,

Royce Quant Small-Cap Quality Value ETF 2022 Annual Report	3

Fund overview (cont’d)

however, the small-cap index did so nearly a month prior to the Russian invasion, hitting its calendar year-to-date low on January 27, 2022, when it was down 20.75% from its previous high on November 8, 2021. As uncertainty increased (and earnings expectations corrected), small-caps somewhat paradoxically advanced. January was the only negative performance month for the Russell 2000 Index in the first quarter of 2022. Still, the generally corrective pattern held, despite a March mini rally throughout the U.S. equity markets. The Russell 2000 Index was down 7.53% for the first quarter versus a loss of 5.13% for the Russell 1000 Index. This was not surprising because the downward trend that’s been afflicting U.S. equities over the last few months is consistent with the long-term historical tendency that shows small-caps typically underperforming large caps during most widespread market corrections. (More encouragingly, history also offers ample evidence of small-cap making up lost ground during subsequent reversals.)

Performance review

For the eight-month period from August 1, 2021 through March 31, 2022, Royce Quant Small-Cap Quality Value ETF generated a 3.15% return on a net asset value (“NAV”)ix basis and 3.18% based on its market pricex per share.

The performance table shows the Fund’s total return for the eight months ended March 31, 2022 based on its NAV and market price as of March 31, 2022. For the reporting period, the Fund sought to track the investment results of the Royce Small-Cap Quality Value Indexxi (the “Underlying Index”), which returned 3.80% for the same period. The Fund’s broad-based market index, the Russell 2000 Index, returned -6.28% over the same time frame. The Lipper Small-Cap Core Funds Category Averagexii returned -0.20% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

Performance Snapshot as of March 31, 2022 (unaudited)
	6 months	8 months
Royce Quant Small-Cap Quality Value ETF:
$ 38.64 (NAV)	2.84%	3.15%*†
$ 38.63 (Market Price)	2.68%	3.18%*‡
Royce Small-Cap Quality Value Index	3.35%	3.80%
Russell 2000 Index	-5.55%	-6.28%
Lipper Small-Cap Core Funds Category Average	0.38%	-0.20%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate so shares, when sold, may be worth more or less than their original cost. Performance data current to the most recent month-end is available at www.franklintempleton.com.

Investors buy and sell shares of an exchange-traded fund (“ETF”) at market price (not NAV) in the secondary market throughout the trading day. These shares are not individually available for direct purchase from or direct redemption to the ETF. Market price returns are typically based upon the

4	Royce Quant Small-Cap Quality Value ETF 2022 Annual Report

official closing price of the Fund’s shares. These returns do not represent investors’ returns had they traded shares at other times. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Information showing the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads for various time periods is available by visiting the Fund’s website at www.franklintempleton.com.

As of the Fund’s current prospectus dated May 10, 2022, the gross total annual fund operating expense ratio for the Fund was 0.61%.

* Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, at NAV.

‡ Total return assumes the reinvestment of all distributions at market price, which typically is based upon the official closing price of the Fund’s shares.

Q. What were the leading contributors to performance?

A. Seven of the eleven equity sectors in which the Underlying Index held investments finished the eight-month reporting period ended March 31, 2022 in the black, with the largest positive contributions coming from financials, energy, and industrials. At the industry level, banks (financials sector) and oil, gas & consumable fuels (energy sector) contributed most, followed by insurance (financials sector). Relative to the Russell 2000 Index, the Underlying Index benefited from positive stock exposure within the health care and financials sectors. Additionally, the Underlying Index benefited relative to the Russell 2000 Index due to exposure to stocks with lower valuation within the small-cap universe.

Q. What were the leading detractors from performance?

A. Four of the eleven equity sectors in which the Underlying Index held investments detracted from the eight-month absolute performance. Investments in the consumer discretionary and health care sectors detracted the most, while the communications services and real estate sectors detracted marginally. At the industry level, specialty retail (consumer discretionary sector), health care equipment and supplies (health care sector), and textiles apparel and luxury goods (consumer discretionary sector) were the leading detractors. Relative to the Russell 2000 Index, both energy and real estate were detractors due to underexposure. The Underlying Index’s relative performance was also hindered by exposure to stocks with lower leverage.

Looking for additional information?

The Fund’s daily NAV is available online at www.franklintempleton.com. The Fund is traded under the symbol “SQLV” and its closing market price is available on most financial websites. In a continuing effort to provide information concerning the Fund, shareholders

Royce Quant Small-Cap Quality Value ETF 2022 Annual Report	5

Fund overview (cont’d)

may call 1-877-721-1926 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Royce Quant Small-Cap Quality Value ETF. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Royce & Associates, LP

April 14, 2022

RISKS: Equity securities are subject to market and price fluctuations. The Fund invests primarily in small-cap stocks, which may involve considerably more risk than investing in larger-cap stocks. The Fund has significant exposure to U.S. issuers. A decrease in imports or exports, changes in trade regulations and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Diversification does not ensure gains or protect against market declines. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of March 31, 2022 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 11 through 20 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of March 31, 2022 were: financials (26.5%), consumer discretionary (16.0%), health care (16.0%), industrials (14.9%) and information technology (9.3%). The Fund’s composition may differ over time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. An index is a statistical composite that tracks a specified financial market, sector or rules-based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

6	Royce Quant Small-Cap Quality Value ETF 2022 Annual Report

i

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ii

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index represents approximately 90% of the U.S. market.

iii

The Russell Top 50 Index is a market capitalization weighted index of the 50 largest stocks in the Russell 3000 universe of U.S.-based equities. The index can be considered a representation of mega cap stocks.

iv

The Russell Microcap Index measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market. It includes 1,000 of the smallest securities in the Russell 2000 Index based on a combination of their market cap and current index membership and it also includes up to the next 1,000 stocks.

[v]

The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price- to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

vi

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

vii	The S&P 500 Index is an unmanaged index of the stocks of 500 leading companies, and is generally representative of the performance of larger companies in the U.S.

viii	The Nasdaq Composite Index is a stock market index that consists of the stocks that are listed on the Nasdaq stock exchange.

ix	Net Asset Value (“NAV”) is calculated by subtracting total liabilities from total assets and dividing the results by the number of shares outstanding.

[x]	Market Price is determined by supply and demand. It is the price at which an investor purchases or sells shares of the Fund. The Market Price may differ from the Fund’s NAV.

xi

The Royce Small-Cap Quality Value Index is a proprietary index composed of small-cap stocks trading in the United States with relatively low valuations, high profitability and high debt coverage compared with the average of stocks in the investment universe.

xii

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended March 31, 2022, including the reinvestment of all distributions, including the returns of capital, if any, calculated among the 847 funds for the six-month period and among the 844 funds for the eight-month period in the Fund’s Lipper category.

Royce Quant Small-Cap Quality Value ETF 2022 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of March 31, 2022 and July 31, 2021. Effective May 10, 2022, the fund is actively managed. The composition of the Fund’s investments is subject to change at any time.

8	Royce Quant Small-Cap Quality Value ETF 2022 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, such as brokerage commissions paid on purchases and sales of Fund shares; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on October 1, 2021 and held for the six months ended March 31, 2022.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
2.84%	$1,000.00	$1,028.40	0.60%	$3.03	5.00%	$1,000.00	$1,021.94	0.60%	$3.02

[1]	For the six months ended March 31, 2022.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

Royce Quant Small-Cap Quality Value ETF 2022 Annual Report	9

Fund performance (unaudited)

Net Asset Value
Average annual total returns[1]
Twelve Months Ended 3/31/22	9.28%
Inception* through 3/31/22	10.87

Cumulative total returns[1]
Inception date of 7/12/17 through 3/31/22	62.73%

Market Price

Average annual total returns[2]
Twelve Months Ended 3/31/22	8.95%
Inception* through 3/31/22	10.87

Cumulative total returns[2]
Inception date of 7/12/17 through 3/31/22	62.69%

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Investors buy and sell shares of the Fund at market price, not NAV, in the secondary market throughout the trading day. These shares are not individually available for direct purchase from or direct redemption to the Fund. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and effective July 1, 2020, market price returns typically are based upon the official closing price of the Fund’s shares. Prior to July 1, 2020, market price returns generally were based upon the mid-point between the bid and ask on the Fund’s principal trading market when the Fund’s NAV was determined, which was typically 4:00 p.m. Eastern time (U.S.). Market price performance reported for periods prior to July 1, 2020 continue to reflect market prices calculated based upon the mid-point between the bid and ask on the Fund’s principal trading market typically as of 4:00 p.m. Eastern time (U.S.). These returns do not represent investors’ returns had they traded shares at other times. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other exchange-traded funds, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessment of the underlying value of the Fund’s portfolio securities.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at market price.

*	Inception date of the Fund is July 12, 2017.

10	Royce Quant Small-Cap Quality Value ETF 2022 Annual Report

Historical performance

Value of $10,000 invested in

Royce Quant Small-Cap Quality Value ETF vs. Royce Small-Cap Quality Value Index and Russell 2000 Index† — July 12, 2017 — March 31, 2022

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Royce Quant Small-Cap Quality Value ETF on July 12, 2017 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2022. The hypothetical illustration also assumes a $10,000 investment in the Royce Small-Cap Quality Value Index and the Russell 2000 Index. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund. The Royce Small-Cap Quality Value Index (the “Underlying Index”) is an index composed of equity securities that meet certain criteria – lower than average valuation, higher than average profitability and higher than average debt coverage. The Underlying Index is based on a proprietary methodology created and sponsored by Royce & Associates, LP, the Fund’s subadviser. Effective May 10, 2022, the Fund became actively managed with a new investment objective and management policies. The Fund is no longer managed to track the performance of the Royce Small-Cap Quality Value Index. The Russell 2000 Index measures the 2000 smallest companies in the Russell 3000 Index. The indices are not subject to the same management and trading expenses as a fund. An index is a statistical composite that tracks a specified financial market, sector, or rules-based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

Royce Quant Small-Cap Quality Value ETF 2022 Annual Report	11

Schedule of investments

March 31, 2022

Royce Quant Small-Cap Quality Value ETF

(Percentages shown based on Fund net assets)

Security	Shares	Value
Common Stocks — 98.3%
Communication Services — 5.3%
Diversified Telecommunication Services — 0.5%
EchoStar Corp., Class A Shares	4,133	$100,597	*
Entertainment — 0.7%
Playstudios Inc.	12,188	59,112	*
Sciplay Corp., Class A Shares	4,870	62,920	*
Total Entertainment		122,032
Interactive Media & Services — 2.7%
Bumble Inc., Class A Shares	9,366	271,427	*
Eventbrite Inc., Class A Shares	3,183	47,013	*
Outbrain Inc.	5,275	56,601	*
TrueCar Inc.	15,676	61,920	*
Yelp Inc.	2,464	84,047	*
Total Interactive Media & Services		521,008
Media — 1.4%
Entravision Communications Corp., Class A Shares	9,874	63,292
Loyalty Ventures Inc.	4,464	73,790	*
PubMatic Inc., Class A Shares	2,267	59,214	*
Scholastic Corp.	1,967	79,231
Total Media		275,527
Total Communication Services		1,019,164
Consumer Discretionary — 16.0%
Auto Components — 0.5%
American Axle & Manufacturing Holdings Inc.	12,780	99,173	*
Distributors — 0.4%
Funko Inc., Class A Shares	3,951	68,155	*
Diversified Consumer Services — 2.0%
Grand Canyon Education Inc.	900	87,399	*
H&R Block Inc.	5,076	132,179
Perdoceo Education Corp.	6,716	77,100	*
Stride Inc.	2,299	83,522	*
Total Diversified Consumer Services		380,200
Hotels, Restaurants & Leisure — 2.0%
Biglari Holdings Inc., Class B Shares	415	60,013	*
Bloomin’ Brands Inc.	4,814	105,619
Golden Entertainment Inc.	1,295	75,201	*
Nathan’s Famous Inc.	744	40,303
Red Rock Resorts Inc., Class A Shares	2,222	107,900
Total Hotels, Restaurants & Leisure		389,036

See Notes to Financial Statements.

12	Royce Quant Small-Cap Quality Value ETF 2022 Annual Report

Royce Quant Small-Cap Quality Value ETF

(Percentages shown based on Fund net assets)

Security	Shares	Value
Household Durables — 2.0%
Ethan Allen Interiors Inc.	3,144	$81,964
GoPro Inc., Class A Shares	9,053	77,222	*
La-Z-Boy Inc.	3,167	83,514
Tri Pointe Homes Inc.	4,864	97,669	*
VOXX International Corp.	5,419	54,028	*
ZAGG Inc. CVR	8,902	801	*(a)(b)
Total Household Durables		395,198
Internet & Direct Marketing Retail — 0.6%
Liquidity Services Inc.	2,612	44,717	*
Shutterstock Inc.	858	79,863
Total Internet & Direct Marketing Retail		124,580
Leisure Products — 0.8%
Smith & Wesson Brands Inc.	4,849	73,365
Sturm Ruger & Co. Inc.	1,233	85,842
Total Leisure Products		159,207
Specialty Retail — 5.9%
Arhaus Inc.	8,428	71,722	*
Big 5 Sporting Goods Corp.	4,706	80,708
Buckle Inc.	2,897	95,717
Cato Corp., Class A Shares	3,888	56,998
Chico’s FAS Inc.	19,113	91,742	*
Conn’s Inc.	4,323	66,618	*
Genesco Inc.	1,257	79,958	*
Group 1 Automotive Inc.	679	113,957
Haverty Furniture Cos. Inc.	2,801	76,803
JOANN Inc.	7,224	82,426
MarineMax Inc.	1,895	76,293	*
OneWater Marine Inc., Class A Shares	1,472	50,710
Shoe Carnival Inc.	2,463	71,821
Sleep Number Corp.	1,142	57,911	*
Zumiez Inc.	1,711	65,377	*
Total Specialty Retail		1,138,761
Textiles, Apparel & Luxury Goods — 1.8%
G-III Apparel Group Ltd	3,782	102,303	*
Kontoor Brands Inc.	2,403	99,364
Movado Group Inc.	1,904	74,351
Vera Bradley Inc.	8,303	63,684	*
Total Textiles, Apparel & Luxury Goods		339,702
Total Consumer Discretionary		3,094,012

See Notes to Financial Statements.

Royce Quant Small-Cap Quality Value ETF 2022 Annual Report	13

Schedule of investments (cont’d)

March 31, 2022

Royce Quant Small-Cap Quality Value ETF

(Percentages shown based on Fund net assets)

Security	Shares	Value
Consumer Staples — 2.4%
Food Products — 0.6%
Sanderson Farms Inc.	590	$110,619
Personal Products — 1.1%
BellRing Brands Inc.	2,246	51,838	*
Nature’s Sunshine Products Inc.	3,203	53,875	*
Thorne HealthTech Inc.	7,915	50,339	*
USANA Health Sciences Inc.	807	64,116	*
Total Personal Products		220,168
Tobacco — 0.7%
Vector Group Ltd.	10,797	129,996
Total Consumer Staples		460,783
Energy — 2.0%
Energy Equipment & Services — 0.4%
Helix Energy Solutions Group Inc.	14,569	69,640	*
Oil, Gas & Consumable Fuels — 1.6%
CONSOL Energy Inc.	2,060	77,518	*
NACCO Industries Inc., Class A Shares	1,724	67,615
W&T Offshore, Inc.	7,977	30,472	*
World Fuel Services Corp.	5,281	142,798
Total Oil, Gas & Consumable Fuels		318,403
Total Energy		388,043
Financials — 26.5%
Banks — 7.9%
Ameris Bancorp	2,157	94,649
Blue Ridge Bankshares Inc.	3,009	45,647
Civista Bancshares Inc.	2,269	54,683
Customers Bancorp Inc.	1,489	77,637	*
Financial Institutions Inc.	2,052	61,827
First Bank	3,363	47,822
First Business Financial Services Inc.	1,593	52,266
First Internet Bancorp	1,123	48,300
Hanmi Financial Corp.	2,886	71,024
HBT Financial Inc.	4,920	89,446
Heritage Financial Corp.	2,976	74,579
Hilltop Holdings Inc.	3,142	92,375
HomeStreet Inc.	1,298	61,499
Independent Bank Corp.	2,704	59,488
Midland States Bancorp Inc.	2,506	72,323
MidWestOne Financial Group Inc.	2,057	68,087
Northeast Bank	1,265	43,149

See Notes to Financial Statements.

14	Royce Quant Small-Cap Quality Value ETF 2022 Annual Report

Royce Quant Small-Cap Quality Value ETF

(Percentages shown based on Fund net assets)

Security	Shares	Value
Banks — continued
Northrim BanCorp Inc.	1,134	$49,408
Orrstown Financial Services Inc.	2,195	50,331
Premier Financial Corp.	2,476	75,097
South Plains Financial Inc.	1,957	52,017
Summit Financial Group Inc.	2,170	55,530
Unity Bancorp Inc.	1,712	47,902
Univest Financial Corp.	2,593	69,389
Total Banks		1,514,475
Capital Markets — 7.5%
Artisan Partners Asset Management Inc., Class A Shares	3,356	132,059
B Riley Financial Inc.	1,738	121,590
Bridge Investment Group Holdings Inc., Class A Shares	5,093	103,642
CION Investment Corp.	6,230	92,204
Cohen & Steers Inc.	1,311	112,602
Cowen Inc., Class A Shares	3,541	95,961
Diamond Hill Investment Group Inc.	383	71,736
Donnelley Financial Solutions Inc.	2,219	73,804	*
Evercore Inc., Class A Shares	1,090	121,339
Federated Hermes Inc.	3,539	120,538
Goldman Sachs Group Inc.	206	68,001
Greenhill & Co. Inc.	3,277	50,695
Oppenheimer Holdings Inc., Class A Shares	1,814	79,054
Victory Capital Holdings Inc., Class A Shares	2,734	78,931
Virtu Financial Inc., Class A Shares	3,597	133,880
Total Capital Markets		1,456,036
Consumer Finance — 1.0%
Enova International Inc.	2,854	108,367	*
Green Dot Corp., Class A Shares	3,198	87,881	*
Total Consumer Finance		196,248
Diversified Financial Services — 1.7%
A-Mark Precious Metals Inc.	1,329	102,785
Jackson Financial Inc., Class A Shares	4,995	220,929
Total Diversified Financial Services		323,714
Insurance — 3.8%
Bright Health Group Inc.	41,717	80,514	*
CNO Financial Group Inc.	3,375	84,679
Genworth Financial Inc., Class A Shares	42,164	159,380	*
Investors Title Co.	322	65,434
National Western Life Group Inc., Class A Shares	431	90,682
Safety Insurance Group Inc.	1,013	92,031

See Notes to Financial Statements.

Royce Quant Small-Cap Quality Value ETF 2022 Annual Report	15

Schedule of investments (cont’d)

March 31, 2022

Royce Quant Small-Cap Quality Value ETF

(Percentages shown based on Fund net assets)

Security	Shares	Value
Insurance — continued
Stewart Information Services Corp.	1,481	$89,763
Tiptree Inc.	5,824	74,838
Total Insurance		737,321
Thrifts & Mortgage Finance — 4.6%
Enact Holdings Inc.	6,876	152,991
Flagstar Bancorp Inc.	1,997	84,673
FS Bancorp Inc.	1,558	48,298
Home Bancorp Inc.	1,461	59,594
Luther Burbank Corp.	5,195	69,042
Merchants Bancorp	2,708	74,145
NMI Holdings Inc., Class A Shares	3,997	82,418	*
Radian Group Inc.	5,058	112,338
Southern Missouri Bancorp Inc.	1,051	52,497
Waterstone Financial Inc.	3,395	65,659
WSFS Financial Corp.	1,756	81,865
Total Thrifts & Mortgage Finance		883,520
Total Financials		5,111,314
Health Care — 15.9%
Biotechnology — 3.5%
Alector Inc.	3,296	46,968	*
Anika Therapeutics Inc.	1,481	37,188	*
Catalyst Pharmaceuticals Inc.	6,379	52,882	*
Dynavax Technologies Corp.	4,733	51,306	*
Eagle Pharmaceuticals Inc.	981	48,550	*
Emergent BioSolutions Inc.	2,088	85,733	*
Ironwood Pharmaceuticals Inc.	5,972	75,128	*
iTeos Therapeutics Inc.	1,810	58,246	*
Myriad Genetics Inc.	2,797	70,484	*
Ovid therapeutics Inc.	11,811	37,086	*
Vanda Pharmaceuticals Inc.	5,177	58,552	*
XBiotech Inc.	6,667	57,603
Total Biotechnology		679,726
Health Care Equipment & Supplies — 6.6%
Accuray Inc.	13,412	44,394	*
AngioDynamics Inc.	2,208	47,560	*
Atrion Corp.	78	55,614
Avanos Medical Inc.	2,137	71,589	*
Bioventus Inc., Class A Shares	4,235	59,714	*
CONMED Corp.	574	85,268
Heska Corp.	335	46,324	*

See Notes to Financial Statements.

16	Royce Quant Small-Cap Quality Value ETF 2022 Annual Report

Royce Quant Small-Cap Quality Value ETF

(Percentages shown based on Fund net assets)

Security	Shares	Value
Health Care Equipment & Supplies — continued
Inogen Inc.	1,661	$53,850	*
iRadimed Corp.	702	31,478
LeMaitre Vascular Inc.	1,174	54,556
Meridian Bioscience Inc.	2,264	58,773	*
Merit Medical Systems Inc.	1,212	80,622	*
Natus Medical Inc.	2,257	59,314	*
Neogen Corp.	1,897	58,503	*
NuVasive Inc.	1,330	75,411	*
Orthofix Medical Inc.	1,587	51,895	*
Quidel Corp.	956	107,512	*
Semler Scientific Inc.	771	38,211	*
STAAR Surgical Co.	695	55,537	*
Surmodics Inc.	919	41,658	*
Utah Medical Products Inc.	508	45,649
Varex Imaging Corp.	2,568	54,673	*
Total Health Care Equipment & Supplies		1,278,105
Health Care Providers & Services — 1.1%
Fulgent Genetics Inc.	1,421	88,684	*
National Research Corp.	1,526	60,506
US Physical Therapy Inc.	675	67,129
Total Health Care Providers & Services		216,319
Health Care Technology — 0.9%
Computer Programs & Systems Inc.	1,587	54,672	*
HealthStream Inc.	2,490	49,601	*
NextGen Healthcare Inc.	3,184	66,577	*
Total Health Care Technology		170,850
Life Sciences Tools & Services — 0.2%
Cytek Biosciences Inc.	3,680	39,670	*
Pharmaceuticals — 3.6%
Amphastar Pharmaceuticals Inc.	1,844	66,200	*
ANI Pharmaceuticals Inc.	1,222	34,350	*
Arvinas Inc.	1,038	69,857	*
Collegium Pharmaceutical Inc.	3,107	63,259	*
Harmony Biosciences Holdings Inc.	942	45,828	*
Innoviva Inc.	4,222	81,696	*
Pacira BioSciences Inc.	919	70,138	*
Phibro Animal Health Corp., Class A Shares	3,298	65,795
Prestige Consumer Healthcare Inc.	1,500	79,410	*

See Notes to Financial Statements.

Royce Quant Small-Cap Quality Value ETF 2022 Annual Report	17

Schedule of investments (cont’d)

March 31, 2022

Royce Quant Small-Cap Quality Value ETF

(Percentages shown based on Fund net assets)

Security	Shares	Value
Pharmaceuticals — continued
SIGA Technologies Inc.	6,431	$45,596	*
Supernus Pharmaceuticals Inc.	2,331	75,338	*
Total Pharmaceuticals		697,467
Total Health Care		3,082,137
Industrials — 14.9%
Aerospace & Defense — 0.9%
Aerojet Rocketdyne Holdings Inc.	2,818	110,888	*
Vectrus Inc.	1,767	63,365	*
Total Aerospace & Defense		174,253
Airlines — 0.5%
Hawaiian Holdings Inc.	4,486	88,374	*
Building Products — 0.8%
Apogee Enterprises Inc.	1,720	81,631
Insteel Industries Inc.	1,804	66,730
Total Building Products		148,361
Commercial Services & Supplies — 2.0%
ABM Industries Inc.	2,573	118,461
ACCO Brands Corp.	10,359	82,872
Civeo Corp.	2,550	60,192	*
Ennis Inc.	3,708	68,487
Heritage-Crystal Clean Inc.	2,013	59,605	*
Total Commercial Services & Supplies		389,617
Construction & Engineering — 1.9%
Argan Inc.	1,779	72,210
Comfort Systems USA Inc.	1,042	92,748
Infrastructure and Energy Alternatives Inc.	5,445	64,523	*
MYR Group Inc.	821	77,207	*
Sterling Construction Co. Inc.	2,445	65,526	*
Total Construction & Engineering		372,214
Electrical Equipment — 0.9%
Atkore Inc.	938	92,337	*
Encore Wire Corp.	712	81,218
Total Electrical Equipment		173,555
Machinery — 3.0%
Allison Transmission Holdings Inc.	2,735	107,376
Hillenbrand Inc.	2,251	99,427
Hurco Cos. Inc.	1,509	47,564
Mueller Industries Inc.	1,718	93,064
Omega Flex Inc.	430	55,844

See Notes to Financial Statements.

18	Royce Quant Small-Cap Quality Value ETF 2022 Annual Report

Royce Quant Small-Cap Quality Value ETF

(Percentages shown based on Fund net assets)

Security	Shares	Value
Machinery — continued
SPX Corp	1,647	$81,378	*
Terex Corp.	2,676	95,426
Total Machinery		580,079
Marine — 0.6%
Matson Inc.	986	118,931
Professional Services — 2.5%
CRA International Inc.	690	58,139
Forrester Research Inc.	1,087	61,329	*
Heidrick & Struggles International Inc.	1,918	75,914
Kelly Services Inc., Class A Shares	5,056	109,665
Kforce Inc.	1,074	79,444
ManTech International Corp., Class A Shares	1,173	101,101
Total Professional Services		485,592
Road & Rail — 0.8%
ArcBest Corp.	1,088	87,584
Covenant Logistics Group Inc.	2,727	58,712
Total Road & Rail		146,296
Trading Companies & Distributors — 1.0%
Boise Cascade Co.	1,667	115,807
Titan Machinery Inc.	2,785	78,704	*
Total Trading Companies & Distributors		194,511
Total Industrials		2,871,783
Information Technology — 9.3%
Communications Equipment — 0.8%
Extreme Networks Inc.	5,752	70,232	*
NetScout Systems Inc.	2,883	92,487	*
Total Communications Equipment		162,719
Electronic Equipment, Instruments & Components — 2.5%
CTS Corp.	1,825	64,496
Methode Electronics Inc.	1,902	82,261
Sanmina Corp.	2,817	113,863	*
TTM Technologies Inc.	7,004	103,799	*
Vishay Intertechnology Inc.	5,680	111,328
Total Electronic Equipment, Instruments & Components		475,747
IT Services — 1.8%
Alliance Data Systems Corp.	2,473	138,859
Cass Information Systems Inc.	1,478	54,553
ExlService Holdings Inc.	630	90,260	*
Hackett Group Inc.	2,828	65,214
Total IT Services		348,886

See Notes to Financial Statements.

Royce Quant Small-Cap Quality Value ETF 2022 Annual Report	19

Schedule of investments (cont’d)

March 31, 2022

Royce Quant Small-Cap Quality Value ETF

(Percentages shown based on Fund net assets)

Security	Shares	Value
Semiconductors & Semiconductor Equipment — 1.0%
NVE Corp.	982	$53,489
Photronics Inc.	3,929	66,675	*
SMART Global Holdings Inc.	2,632	67,985	*
Total Semiconductors & Semiconductor Equipment		188,149
Software — 2.1%
CommVault Systems Inc.	1,019	67,611	*
Consensus Cloud Solutions Inc.	1,072	64,459	*
InterDigital Inc.	1,322	84,344
Progress Software Corp.	1,821	85,751
Xperi Holding Corp.	5,688	98,516
Total Software		400,681
Technology Hardware, Storage & Peripherals — 1.1%
Avid Technology Inc.	1,628	56,768	*
Xerox Holdings Corp.	8,242	166,241
Total Technology Hardware, Storage & Peripherals		223,009
Total Information Technology		1,799,191
Materials — 4.6%
Chemicals — 3.2%
AdvanSix Inc.	1,724	88,079
American Vanguard Corp.	3,499	71,100
Chase Corp.	691	60,055
Minerals Technologies Inc.	1,394	92,213
Tredegar Corp.	7,773	93,198
Trinseo PLC	2,207	105,759
Valhi Inc.	3,745	109,766
Total Chemicals		620,170
Metals & Mining — 0.9%
SunCoke Energy Inc.	8,988	80,083
TimkenSteel Corp.	4,080	89,271	*
Total Metals & Mining		169,354
Paper & Forest Products — 0.5%
Sylvamo Corp.	2,957	98,409	*
Total Materials		887,933
Real Estate — 0.3%
Real Estate Management & Development — 0.3%
Douglas Elliman Inc.	9,221	67,313
Utilities — 1.1%
Electric Utilities — 0.4%
Otter Tail Corp.	1,369	85,562

See Notes to Financial Statements.

20	Royce Quant Small-Cap Quality Value ETF 2022 Annual Report

Royce Quant Small-Cap Quality Value ETF

(Percentages shown based on Fund net assets)

Security		Shares	Value
Gas Utilities — 0.4%
Chesapeake Utilities Corp.		526	$72,462
Independent Power and Renewable Electricity Producers — 0.3%
Montauk Renewables Inc.		4,439	49,717	*
Total Utilities			207,741
Total Investments before Short-Term Investments (Cost — $18,185,743)			18,989,414

	Rate
Short-Term Investments — 1.3%
Dreyfus Treasury Cash Management, Institutional Class (Cost — $244,718)	0.148%	244,718	244,718
Total Investments — 99.6% (Cost — $18,430,461)			19,234,132
Other Assets in Excess of Liabilities — 0.4%			85,742
Total Net Assets — 100.0%			$19,319,874

*	Non-income producing security.
(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).
(b)	Security is valued using significant unobservable inputs (Note 1).

Abbreviation(s) used in this schedule:

CVR	— Contingent Value Rights

See Notes to Financial Statements.

Royce Quant Small-Cap Quality Value ETF 2022 Annual Report	21

Statement of assets and liabilities

March 31, 2022

Assets:
Investments, at value (Cost — $18,430,461)	$19,234,132
Cash	2,260
Receivable for securities sold	84,510
Dividends receivable	8,946
Total Assets	19,329,848

Liabilities:
Investment management fee payable	9,974
Total Liabilities	9,974
Total Net Assets	$19,319,874

Net Assets:
Par value (Note 5)	$5
Paid-in capital in excess of par value	22,562,249
Total distributable earnings (loss)	(3,242,380)
Total Net Assets	$19,319,874

Shares Outstanding	500,000

Net Asset Value	$38.64

See Notes to Financial Statements.

22	Royce Quant Small-Cap Quality Value ETF 2022 Annual Report

Statements of operations

For the Period Ended March 31, 2022 and the Year Ended July 31, 2021

	2022†	2021

Investment Income:
Dividends	$249,160	$243,511
Interest	—	47
Total Investment Income	$249,160	243,558

Expenses:
Investment management fee (Note 2)	75,280	84,628
Interest expense	—	2
Total Expenses	75,280	84,630
Net Investment Income	173,880	158,928

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Gain From Investment Transactions	1,242,720	4,272,828
Change in Net Unrealized Appreciation (Depreciation) From Investments	(951,866)	2,429,356
Net Gain on Investments	290,854	6,702,184
Increase in Net Assets From Operations	$464,734	$6,861,112

†	For the period August 1, 2021 through March 31, 2022.

See Notes to Financial Statements.

Royce Quant Small-Cap Quality Value ETF 2022 Annual Report	23

Statements of changes in net assets

For the Period Ended March 31, 2022 and the Years Ended July 31,	2022†	2021	2020

Operations:
Net investment income	$173,880	$158,928	$161,698
Net realized gain (loss)	1,242,720	4,272,828	(1,422,025)
Change in net unrealized appreciation (depreciation)	(951,866)	2,429,356	(256,013)
Increase (Decrease) in Net Assets From Operations	464,734	6,861,112	(1,516,340)

Distributions to Shareholders From (Note 1):
Total distributable earnings	(189,000)	(142,575)	(157,180)
Decrease in Net Assets From Distributions to Shareholders	(189,000)	(142,575)	(157,180)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares (200,000, 350,000 and 350,000 shares issued, respectively)	7,717,633	10,982,654	9,197,480
Cost of shares repurchased (150,000, 400,000 and 250,000 shares repurchased, respectively)	(5,704,571)	(12,071,990)	(6,605,552)
Increase (Decrease) in Net Assets From Fund Share Transactions	2,013,062	(1,089,336)	2,591,928
Increase in Net Assets	2,288,796	5,629,201	918,408

Net Assets:
Beginning of period	17,031,078	11,401,877	10,483,469
End of period	$19,319,874	$17,031,078	$11,401,877

†	For the period August 1, 2021 through March 31, 2022.

See Notes to Financial Statements.

24	Royce Quant Small-Cap Quality Value ETF 2022 Annual Report

Financial highlights

For a share of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
	2022[1,2]	2021[1,3]	2020[1,3]	2019[1,3]	2018[1,3]	2017[1,4]

Net asset value, beginning of period	$37.85	$22.80	$26.21	$30.06	$24.95	$25.14

Income (loss) from operations:
Net investment income (loss)	0.36	0.35	0.35	0.35	0.31	(0.00)	[5]
Net realized and unrealized gain (loss)	0.82	15.03	(3.42)	(3.77)	4.91	(0.19)
Total income (loss) from operations	1.18	15.38	(3.07)	(3.42)	5.22	(0.19)

Less distributions from:
Net investment income	(0.39)	(0.33)	(0.34)	(0.43)	(0.11)	—
Total distributions	(0.39)	(0.33)	(0.34)	(0.43)	(0.11)	—

Net asset value, end of period	$38.64	$37.85	$22.80	$26.21	$30.06	$24.95
Total return, based on NAV[6]	3.15%	67.77%	(11.71)%	(11.29)%	20.97%	(0.76)%

Net assets, end of period (000s)	$19,320	$17,031	$11,402	$10,483	$4,509	$2,495

Ratios to average net assets:
Gross expenses	0.60%[7]	0.60%	0.60%	0.60%	0.60%	0.60%[7]
Net expenses	0.60 [7]	0.60	0.60	0.60	0.60	0.60	[7]
Net investment income (loss)	1.39 [7]	1.13	1.46	1.30	1.12	(0.29)	[7]

Portfolio turnover rate[8]	73%	99%	95%	87%	80%	0%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 1, 2021 through March 31, 2022.

[3]	For the year ended July 31.

[4]	For the period July 12, 2017 (inception date) to July 31, 2017.

[5]	Amount represents less than $0.005 per share.

[6]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

See Notes to Financial Statements.

Royce Quant Small-Cap Quality Value ETF 2022 Annual Report	25

Notes to financial statements

1. Organization and significant accounting policies

Royce Quant Small-Cap Quality Value ETF (formerly known as Legg Mason Small-Cap Quality Value ETF) (the “Fund”) is a separate diversified investment series of Legg Mason ETF Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. At a meeting held in September 2021, the Fund’s Board of Trustees approved changing the Fund’s fiscal year end from July 31st to March 31st. This change resulted in a short-period annual report for the eight-month period from August 1, 2021 through March 31, 2022.

The Fund is an exchange-traded fund (“ETF”) that became actively managed, effective May 10, 2022. Prior to that date, the Fund was a passively managed ETF. ETFs are funds that trade like other publicly-traded securities. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Shares of the Fund are listed and traded at market prices on NASDAQ. The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. Creation Units are issued and redeemed principally in-kind (although under some circumstances its shares are created and redeemed partially for cash). Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

Prior to May 10, 2022, the Fund sought to track the investment results of the Royce Small-Cap Quality Value Index (the “Underlying Index”). The Underlying Index utilized a proprietary methodology created and sponsored by Royce & Associates, LP (“Royce”), the Fund’s subadviser. Effective May 10, 2022, the Fund is actively managed by Royce to seek to achieve long term growth of capital, and no longer seeks to track the investment results of the Underlying Index.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

26	Royce Quant Small-Cap Quality Value ETF 2022 Annual Report

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will use the currency exchange rates, generally determined as of 4:00 p.m. (London Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger

Royce Quant Small-Cap Quality Value ETF 2022 Annual Report	27

Notes to financial statements (cont’d)

proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Common Stocks:
Consumer Discretionary	$3,093,211	—	$801	$3,094,012
Other Common Stocks	15,895,402	—	—	15,895,402
Total Long-Term Investments	18,988,613	—	801	18,989,414
Short-Term Investments†	244,718	—	—	244,718
Total Investments	$19,233,331	—	$801	$19,234,132

†	See Schedule of Investments for additional detailed categorizations.

28	Royce Quant Small-Cap Quality Value ETF 2022 Annual Report

(b) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2022, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(f) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These

Royce Quant Small-Cap Quality Value ETF 2022 Annual Report	29

Notes to financial statements (cont’d)

reclassifications have no effect on net assets or net asset value per share. During the current period, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$(1,937,814)	$1,937,814

(a)	Reclassifications are due to book/tax differences in the treatment of an in-kind distribution of securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Royce & Associates, LP (“Royce”) is the Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, Western Asset, and Royce are subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. The Fund is responsible for paying interest expenses, taxes, brokerage expenses, future 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the investment management agreement.

Under the investment management agreement and subject to the general supervision of the Fund’s Board of Trustees, LMPFA provides or causes to be furnished all investment management, supervisory, administrative and other services reasonably necessary for the operation of the Fund, including certain distribution services (provided pursuant to a separate distribution agreement) and investment advisory services (provided pursuant to separate subadvisory agreements) under a unitary fee structure. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.60% of the Fund’s average daily net assets.

As compensation for its subadvisory services, LMPFA pays monthly 90% of the management fee paid by the Fund to LMPFA, net of (i) all fees and expenses incurred by LMPFA under the investment management agreement (including without limitation any subadvisory fee paid to another subadviser to the Fund) and (ii) expense waivers, if any, and reimbursements. LMPFA pays Western Asset monthly a fee of 0.02% of the portion of the Fund’s average daily net assets allocated to Western Asset for the management of cash and other short-term instruments, net of expense waivers, if any, and reimbursements.

Franklin Distributors, LLC (“Franklin Distributors”) serves as the distributor of Creation Units for the Fund on an agency basis. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

The Fund’s Board of Trustees has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan, the Fund is authorized to pay service and/or distribution fees calculated at an annual rate of up to 0.25% of its average daily net assets. No service and/or distribution fees are currently paid by the Fund, and there are no current plans to impose these fees.

30	Royce Quant Small-Cap Quality Value ETF 2022 Annual Report

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the period ended March 31, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding in-kind transactions and short-term investments) were as follows:

Purchases	$13,591,262
Sales	13,762,152

During the period ended March 31, 2022, in-kind transactions (Note 5) were as follows:

Contributions	$7,708,803
Redemptions	5,677,507
Realized gain (loss)*	1,985,416

*	Net realized gains on redemptions in-kind are not taxable to the remaining shareholders of the Fund.

The in-kind contributions and in-kind redemptions shown in this table may not agree with the Fund Share Transactions on the Statement of Changes in Net Assets. This table represents the accumulation of the Fund’s daily net shareholder transactions while the Statement of Changes in Net Assets reflects gross shareholder transactions including any cash component of the transactions.

At March 31, 2022, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$18,676,499	$1,403,998	$(846,365)	$557,633

4. Derivative instruments and hedging activities

During the period ended March 31, 2022 the Fund did not invest in derivative instruments.

5. Fund share transactions

At March 31, 2022, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Fund shares are issued and redeemed by the Fund only in Creation Units or Creation Unit aggregations, where 50,000 shares of the Fund constitute a Creation Unit. Such transactions are generally on an in-kind basis, with a separate cash payment, which is a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Transactions in capital shares of the Fund are disclosed in detail in the Statement of Changes in Net Assets. Authorized Participants are subject to standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable fee.

Royce Quant Small-Cap Quality Value ETF 2022 Annual Report	31

Notes to financial statements (cont’d)

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal period ended March 31 and fiscal years ended July 31, 2021 and 2020, was as follows:

	2022	2021	2020
Distributions paid from:
Ordinary income	$189,000	$142,575	$157,180

As of March 31, 2022, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$6,404
Deferred capital losses*	(3,806,417)
Unrealized appreciation (depreciation)(a)	557,633
Total distributable earnings (loss) — net	$(3,242,380)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and other book/tax basis adjustments.

7. Geopolitical risk

On February 24, 2022, Russia engaged in military actions in the sovereign territory of Ukraine. The current political and financial uncertainty surrounding Russia and Ukraine may increase market volatility and the economic risk of investing in securities in these countries and may also cause uncertainty for the global economy and broader financial markets. The ultimate fallout and long-term impact from these events are not known. The Fund will continue to assess the impact on valuations and liquidity and will take any potential actions needed in accordance with procedures approved by the Board of Trustees.

8. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

9. Other matter

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the

32	Royce Quant Small-Cap Quality Value ETF 2022 Annual Report

global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

Royce Quant Small-Cap Quality Value ETF 2022 Annual Report	33

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason ETF Investment Trust and Shareholders of Royce Quant Small-Cap Quality Value ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Royce Quant Small-Cap Quality Value ETF (one of the funds constituting Legg Mason ETF Investment Trust, referred to hereafter as the “Fund”) as of March 31, 2022, the related statement of operations for the period August 1, 2021 through March 31, 2022 and the year ended July 31, 2021, the statement of changes in net assets for the period August 1, 2021 through March 31, 2022 and each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for the period August 1, 2021 through March 31, 2022, each of the each of the four years in the period ended July 31, 2021 and the period July 12, 2017 (inception date) to July 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations for the period August 1, 2021 through March 31, 2022 and the year ended July 31, 2021, the changes in its net assets for the period August 1, 2021 through March 31, 2022 and each of the two years in the period ended July 31, 2021 and the financial highlights for the period August 1, 2021 through March 31, 2022, each of the each of the four years in the period ended July 31, 2021 and the period July 12, 2017 (inception date) to July 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

May 19, 2022

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

34	Royce Quant Small-Cap Quality Value ETF 2022 Annual Report

Statement regarding liquidity risk management program (unaudited)

Each of the Funds has adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The LRMP is designed to assess and manage each Fund’s liquidity risk, which is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. Each of the Funds is an exchange-traded fund (“ETF”) that is considered an “In-Kind ETF” under the Liquidity Rule, which means that the Fund satisfies requests for redemption through in-kind transfers of portfolio securities, positions, and other assets, except for a de minimis amount of cash, and publishes its portfolio holdings daily. In accordance with the Liquidity Rule, the LRMP includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid assets. The LRMP also requires reporting to the SEC (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. As an In-Kind ETF, the Fund is not required to include in the LRMP policies and procedures relating to classification of portfolio holdings into four liquidity categories or establishing a highly liquid investment minimum (“HLIM”).

The Funds’ Board of Trustees approved the appointment of the Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) as the Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for FT products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Legal, Investment Compliance, Investment Operations, Valuation Committee, Product Management and Global Product Strategy.

In assessing and managing each Fund’s liquidity risk, the ILC considers, as relevant, a variety of factors, including the Fund’s investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. Because the Funds are ETFs, the ILC also considers, as relevant, (1) the relationship between the Fund’s portfolio liquidity and the way in which, and the prices and spread at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants and (2) the effect of the composition of baskets on the overall liquidity of the Fund’s portfolio.

Royce Quant Small-Cap Quality Value ETF	35

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Royce Quant Small-Cap Quality Value ETF (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is One Franklin Parkway, San Mateo, California 94403-1906. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Rohit Bhagat

Year of birth	1964
Position(s) with Trust	Lead Independent Trustee
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Managing Member, Mukt Capital, LLC (private investment firm) (2014-present); Advisor, Optimal Asset Management (investment technology and advisory services company) (2015- present); and formerly, Chairman, Asia Pacific, BlackRock (2009- 2012); Global Chief Operating Officer, Barclays Global Investors (investment management) (2005-2009); and Senior Partner, The Boston Consulting Group (management consulting) (1992-2005)
Number of funds in fund complex overseen by Trustee	58
Other Directorships held by Trustee during the past five years	AssetMark Financial Holdings, Inc. (investment solutions) (2018- present) and PhonePe (payment and financial services) (2020- present); and formerly, Axis Bank (financial) (2013-2021), FlipKart Limited (eCommerce company) (2019-2020), CapFloat Financial Services Pvt., Ltd. (non-banking finance company) (2018) and Zentific Investment Management (hedge fund) (2015-2018)

Deborah D. McWhinney

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Director of various companies; and formerly, Board Member, Lloyds Banking Group (2015-2018) (financial institution) and Fresenius Medical Group (2016-2018) (healthcare); Chief Executive Officer (2013-2014) and Chief Operating Officer (2011- 2013), CitiGroup Global Enterprise Payments (financial services); and President, Citi’s Personal Banking and Wealth Management (2009-2011)
Number of funds in fund complex overseen by Trustee	58
Other Directorships held by Trustee during the past five years	IHS Markit (information services) (2015-present), Borg Warner (automotive) (2018-present) and LegalShield (consumer services) (2020-present); and formerly, Fluor Corporation (construction and engineering) (2014-2020) and Focus Financial Partners, LLC (financial services) (2018-2020)

36	Royce Quant Small-Cap Quality Value ETF

Independent Trustees† (cont’d)

Anantha K. Pradeep

Year of birth	1963
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Chief Executive Officer, Smilable, Inc. (technology company) (2014-present); Chief Executive Officer, MachineVantage (technology company) (2018-present); Founder and Managing Partner, Consult Meridian, LLC (consulting company) (2009- present); and formerly, Founder, BoardVantage (board portal solutions provider delivering paperless process for boards and leadership) (2000-2002)
Number of funds in fund complex overseen by Trustee	58
Other Directorships held by Trustee during the past five years	None

Interested Trustee and Officer

Jennifer M. Johnson[3]

Year of birth	1964
Position(s) with Trust	Trustee and Chairperson of the Board
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Chief Executive Officer, President and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of eight of the investment companies in Franklin Templeton; and formerly, Chief Operating Officer and Executive Vice President, Franklin Resources, Inc. (1994-2015); Executive Vice President of Operations and Technology, Franklin Resources, Inc. (2005-2010); and Senior Vice President, Franklin Resources, Inc. (2003-2005)
Number of funds in fund complex overseen by Trustee	69
Other Directorships held by Trustee during the past five years	None

Additional Officers

Alison E. Baur
Franklin Templeton
One Franklin Parkway, San Mateo, CA 94403-1906

Year of birth	1964
Position(s) with Trust	Vice President
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton

Royce Quant Small-Cap Quality Value ETF	37

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Fred Jensen
Franklin Templeton
620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1963
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Director - Global Compliance of Franklin Templeton (since 2020); Managing Director of Legg Mason & Co. (2006 to 2020); Director of Compliance, Legg Mason Office of the Chief Compliance Officer (2006 to 2020); formerly, Chief Compliance Officer of Legg Mason Global Asset Allocation (prior to 2014); Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2013); formerly, Chief Compliance Officer of The Reserve Funds (investment adviser, funds and broker-dealer) (2004) and Ambac Financial Group (investment adviser, funds and broker- dealer) (2000 to 2003)

Harris Goldblat
Franklin Templeton
100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1969
Position(s) with Trust	Vice President and Assistant Secretary
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Associate General Counsel to Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Steven J. Gray
Franklin Templeton
One Franklin Parkway, San Mateo, CA 94403-1906

Year of birth	1955
Position(s) with Trust	Vice President
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 43 of the investment companies in Franklin Templeton

38	Royce Quant Small-Cap Quality Value ETF

Additional Officers (cont’d)

Matthew T. Hinkle
Franklin Templeton
One Franklin Parkway, San Mateo, CA 94403-1906

Year of birth	1971
Position(s) with Trust	Chief Executive Officer – Finance and Administration
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Senior Vice President, Franklin Templeton Services, LLC; officer of 43 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017)

Susan Kerr
Franklin Templeton
620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Vice President – AML Compliance
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Thomas C. Mandia
Franklin Templeton
100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Vice President and Assistant Secretary
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Senior Associate General Counsel to Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LMAS (since 2002) and LMFAM (formerly registered investment advisers) (since 2013); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Royce Quant Small-Cap Quality Value ETF	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Patrick O’Connor
Franklin Templeton
One Franklin Parkway, San Mateo, CA 94403-1906

Year of birth	1967
Position(s) with Trust	President and Chief Executive Officer – Investment Management
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	President and Chief Investment Officer, Franklin Advisory Services, LLC; Senior Vice President, Franklin Advisers, Inc.; officer of five of the investment companies in Franklin Templeton; and formerly, Managing Director, Head of iShares Product Canada, BlackRock (1998-2014)

Vivek Pai
Franklin Templeton
300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

Year of birth	1970
Position(s) with Trust	Treasurer, Chief Financial Officer and Chief Accounting Officer
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Treasurer, U.S. Fund Administration & Reporting and officer of five of the investment companies in Franklin Templeton

Navid J. Tofigh
Franklin Templeton
One Franklin Parkway, San Mateo, CA 94403-1906

Year of birth	1972
Position(s) with Trust	Vice President and Secretary
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Associate General Counsel and officer of 43 of the investment companies in Franklin Templeton

Craig S. Tyle
Franklin Templeton
One Franklin Parkway, San Mateo, CA 94403-1906

Year of birth	1960
Position(s) with Trust	Vice President
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton

40	Royce Quant Small-Cap Quality Value ETF

Additional Officers (cont’d)

Lori A. Weber
Franklin Templeton
300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

Year of birth	1964
Position(s) with Trust	Vice President
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 43 of the investment companies in Franklin Templeton

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Johnson is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Royce Quant Small-Cap Quality Value ETF	41

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal period.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal period ended March 31, 2022:

	Pursuant to:		Amount Reported
Income Eligible for Dividends Received Deduction (DRD)	§	854(b)(1)(A)	$238,142
Qualified Dividend Income Earned (QDI)	§	854(b)(1)(B)	$234,306

42	Royce Quant Small-Cap Quality Value ETF

Royce Quant

Small-Cap Quality Value ETF

Trustees

Rohit Bhagat

Deborah D. McWhinney

Anantha K. Pradeep

Jennifer M. Johnson

Chair

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Royce & Associates, LP

Custodian

The Bank of New York Mellon

Transfer agent

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

Royce Quant Small-Cap Quality Value ETF

The Fund is a separate investment series of Legg Mason ETF Investment Trust, a Maryland statutory trust.

Royce Quant Small-Cap Quality Value ETF

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Royce Quant Small-Cap Quality Value ETF. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

ETF Index Disclaimers

The Royce Small-Cap Quality Value Index (the “Underlying Index”) is created and sponsored by Royce & Associates, LP (“Royce”), the subadviser to Legg Mason Small-Cap Quality Value ETF (the “Fund”). Royce is an affiliated person of Legg Mason Partners Fund Advisor, LLC, the Fund’s manager, and the Fund. The Underlying Index is the exclusive property of Royce. Legg Mason ETF Investment Trust has entered into a license agreement with Royce to use the Underlying Index at no charge. Royce has retained Solactive AG, an unaffiliated third party, to calculate the Underlying Index. Solactive AG publishes information regarding the market value of the Underlying Index.

The Fund is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Underlying Index and/or Underlying Index trade marks or the Underlying Index Price at any time or in any other respect. The Underlying Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Underlying Index is calculated correctly. Irrespective of its obligations towards the Fund, Solactive AG has no obligation to point out errors in the Underlying Index to third parties including but not limited to investors and/or financial intermediaries of the Fund. Neither publication of the Underlying Index by Solactive AG nor the licensing of the Underlying Index or Underlying Index trade marks for the purpose of use in connection with the Fund constitutes a recommendation by Solactive AG to invest capital in the Fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in the Fund.

Royce does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Royce shall not have any liability for any errors, omissions or interruptions therein. Royce makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein, either in connection with the Fund or for any other use. Royce makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Royce have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

ETFF399959 5/22 SR22-4392

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Rohit Bhagat possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Rohit Bhagat as the Audit Committee’s financial expert. Rohit Bhagat is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the previous fiscal year and the current fiscal year March 31, 2022 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $203,200 in the previous fiscal year and $146,240 in March 31, 2022.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in the previous fiscal year and $0 in March 31, 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $71,000 in the previous fiscal year and $20,000 in March 31, 2022. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.

The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason ETF Investment Trust, were $0 in the previous fiscal year and $0 in March 31, 2022.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason ETF Investment Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason ETF Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the previous fiscal year and March 31, 2022; Tax Fees were 100% and 100% for the previous fiscal year and March 31, 2022; and Other Fees were 100% and 100% for the previous fiscal year and March 31, 2022.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason ETF Investment Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason ETF Investment Trust during the reporting period were $3,664,300 in the previous fiscal year and $1,558,348 in March 31, 2022.

(h) Yes. Legg Mason ETF Investment Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason ETF Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Rohit Bhagat

Deborah D. McWhinney

Anantha K. Pradeep

Jennifer M. Johnson

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason ETF Investment Trust

By:	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer

Date:	March 30, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer

Date:	March 30, 2023

By:	/s/ Vivek Pai
Vivek Pai
Principal Financial Officer

Date:	March 30, 2023